SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement [_] Confidential, For Use of the Commission Only
                                              (As Permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        AMERICAN TECHNOLOGIES GROUP, INC.

                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:


    (2) Aggregate number of securities to which transaction applies:


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


    (4) Proposed maximum aggregate value of transaction:


    (5) Total fee paid:



[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                        AMERICAN TECHNOLOGIES GROUP, INC.
                                   P.O. Box 90
                           Monrovia, California 91016

                             NOTICE TO STOCKHOLDERS

To all Stockholders of AMERICAN TECHNOLOGIES GROUP INC.:

     Notice is hereby given that a Special Meeting of Stockholders (the "Special Meeting") of American Technologies Group, Inc., a Nevada corporation (the "Company" or "ATG"), will be held at ?, on ?, beginning at 10:00 a.m. Eastern Standard Time. The Special Meeting will be held for the following purpose:

     1. To amend the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 100,000,000 shares to 1,000,000,000 shares.

     2. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

     o 2002, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any postponements or adjournments thereof, and only stockholders of record at the close of business on that date are entitled to such notice and to vote at the Special Meeting.

     We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Special Meeting either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Special Meeting.

     STOCKHOLDERS UNABLE TO ATTEND THE SPECIAL MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF A STOCKHOLDER RECEIVES MORE THAN ONE PROXY CARD BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

     By order of the Board of Directors of the Company.

                                                    /s/ Gary Fromm
                                                        Gary Fromm,
                                                        Chairman of Board and
                                                        Chief Executive Officer


Monrovia, California
o, 2002

                        AMERICAN TECHNOLOGIES GROUP, INC.
                                   P.O. Box 90
                           Monrovia, California 91016


                                 PROXY STATEMENT

General

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of American Technologies Group, Inc., a Nevada corporation (the "Company"), for use at the Special Meeting of Stockholders (the "Special Meeting") to be held at the ? at 10:00 a.m., Eastern Standard Time, on ?, 2002, and any postponements or adjournments thereof for the purposes set forth in the accompanying Notice of Special Meeting. The telephone number of the Company is (626) 357-5000 and its facsimile number is (626) 357-6551. This Proxy Statement and the accompanying form of proxy will be first mailed to stockholders on or about ?, 2002.



Record Date and Voting

         ?, 2002 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Special Meeting, and any postponements or adjournments thereof. As of the Record Date, there were 70,692,744 shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), issued and outstanding and 378,061 shares of Series A Convertible Preferred Stock (the "Preferred Stock") issued and outstanding. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting. With respect to the tabulation of proxies for purposes of constituting a quorum, abstentions and broker non-votes are treated as present.

         Each share of Common Stock and each share of Preferred Stock issued and outstanding on the Record Date is entitled to one vote on any matter presented for consideration and action by the stockholders at the Special Meeting. Approval for all proposals, except for the increase in authorized common stock proposal, require the affirmative vote of the holders of a majority of the outstanding shares of capital stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Approval for an increase in the authorized common stock of the Company will require the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock of the Company.

         Unless otherwise instructed, proxies solicited by the Company will be voted "FOR" the approval of each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

         A stockholder giving a proxy has the power to revoke it at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing a subsequent proxy, or by attending the Special Meeting and voting in person. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy card.

         The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by personal solicitation by the Directors, officers or employees of the Company. No additional compensation will be paid to Directors, officers or employees for such solicitation.

                                 PROPOSAL NO. 1

   AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF SHARES
      OF AUTHORIZED COMMON STOCK FROM 100,000,000 TO 1,000,000,000 SHARES

         The Board of Directors has approved an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 1,000,000,000. There were 70,692,744 shares of Common Stock outstanding as of the Record Date. In addition to the shares of Common Stock outstanding, we have options and warrants outstanding to purchase an aggregate of ? shares of Common Stock as of the Record Date.

         In addition, from September 2000 to May 2001, the Company issued an aggregate of $1,250,000 of convertible notes to four investors, pursuant to a subscription agreement dated September 5, 2000. The subscription agreement entitles the Company to issue and sell up to $5,000,000 principal amount of 8% convertible notes from time to time during a three-year period following the effective date of a registration statement covering the resale of the underlying securities. Of the $1,250,000 of convertible notes, an aggregate of $32,500 was converted into 1,208,000 shares of Common Stock. Based upon the current price of the Company's Common Stock, the Company would be required to issue up to approximately 202,916,666 shares of Common Stock, if all of the remaining convertible notes were converted. The amount will increase with decreases in the market price of the Common Stock and decrease with increases in the market price of the Common Stock. In connection with the sale of the convertible notes, the Company is required to issue finder's warrants to purchase Common Stock at the approximate market value on the date of the sale of the related convertible notes.

         Under the subscription agreement, the Company has the right to require the subscribers, subject to satisfaction of a number of conditions, to purchase additional convertible notes. A call on the subscribers to purchase additional convertible debentures is called a put. In order to invoke a put right, the Company must have an effective registration statement on file with the SEC registering the resale of the Common Stock which may be issued as a consequence of the conversion of the convertible notes issued upon exercise of that put right. The principal amount of convertible notes sold in a put may not exceed a limit based on the price of the Common Stock and the average daily reported trading volume during the twenty calendar days preceding the delivery of the put notice.

         The conversion price for the first $900,000 of convertible notes is the lower of (i) $0.06775 and (ii) 80% of the average of the three lowest closing bid prices during the 90 trading days prior to the conversion of the convertible notes. The conversion price for the next $1,100,000 of convertible notes is the lower of (i) the average of (a) $0.06775 and (b) 75% of the average of the three lowest closing bid prices during the fifteen trading days prior to the issuance of the convertible notes, and (ii) 80% of the average of the three lowest closing bid prices during the 90 trading days prior to the conversion of the convertible notes. The conversion price for the final $3,000,000 of convertible notes is 82% of the average of the three lowest closing bid prices during the 10 trading days prior to the conversion of the convertible notes if the average is greater than $0.35, otherwise, the conversion price is 75% of the average.

         The subscribers' obligation to acquire and pay for any notes with respect to any particular put is subject to certain conditions precedent, including:

o    A registration statement must be effective;
o Trading of the Common Stock must not have been suspended, and our Common Stock must continue to be listed on its principal market;
o The average trading volume for the Common Stock over the previous 22 trading days must equal or exceed 150,000 shares per trading day and the closing price for each such day must be not less than $0.25.

         In connection with the purchase of $400,000 of convertible notes by two of the subscribers, the requirement that a registration statement is effective and that the closing price of our Common Stock is not less than $0.25 per share were waived.

         The issuance of all of the shares of Common Stock issuable upon exercise of all warrants and options and conversion of debentures and notes at current market prices would exceed the number of shares that the Company is currently authorized to issue. Accordingly, the Company is seeking to increase the number of authorized shares of Common Stock to 1,000,000,000 in order to accommodate the total number of shares that the Company could be required to issue and to provide the Company greater flexibility with respect to our capital structure for such purposes as additional equity financing, and stock based acquisitions. There are no current agreements, plans or arrangements to enter into any mergers, acquisitions or other business combinations.

         Having a substantial number of authorized but unissued shares of Common Stock that are not reserved for specific purposes will allow the Company to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a Special meeting of shareholders for the purpose of approving an increase in our capitalization. The issuance of additional shares of Common Stock may, depending upon the circumstances under which such shares are issued, reduce shareholders' equity per share and may reduce the percentage ownership of Common Stock by existing shareholders. In addition, the issuance and sale of shares of Common Stock upon conversion of outstanding convertible notes at prices below the then current market price of the Common Stock could have a depressive effect on the market price of the Common Stock. It is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of shares of Common Stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for shareholder approval of a specific issuance could be to the detriment of the company and its shareholders.

         When issued, the additional shares of Common Stock authorized by the amendment will have the same rights and privileges as the shares of Common Stock currently authorized and outstanding. Holders of Common Stock have no preemptive rights and, accordingly, shareholders would not have any preferential rights to purchase any of the additional shares of Common Stock when such shares are issued.

                           Price Range of Common Stock

         The Common Stock is traded in the over-the-counter market and has been quoted on the National Association of Securities Dealers Automated Quotation System since August 24, 1994, under the symbol "ATEG." The following quotations represent interdealer prices, without retail mark-ups, mark-downs, or commissions, and may not represent actual transactions.

                                 PERIOD                                   HIGH BID               LOW BID
                                 ------                                   --------               -------
August 1, 1998 - October 31, 1998                                         $   1.47               $   0.38
November 1, 1998 - January 31, 1999                                       $   0.86               $   0.55
February 1, 1999 - April 30, 1999                                         $   0.80               $   0.27
May 1, 1999 - July 31, 1999                                               $   0.88               $   0.23
August 1, 1999 - October 31, 1999                                         $   0.48               $   0.22
November 1, 1999 - January 31, 2000                                       $   0.91               $   0.20
February 1, 2000 - April 30, 2000                                         $   0.63               $   0.20

                                      4

May 1, 2000 - July 31, 2000                                               $   0.28               $   0.13
August 1, 2000 - October 31, 2000                                         $   0.25               $   0.085
November 1, 2000 - January 31, 2001                                       $   0.145              $   0.10
February 1, 2001 - April 30, 2001                                         $   0.10               $   0.016
May 1, 2001 - July 31, 2001                                               $   0.018              $   0.007

Holders

         The Company has only one class of common equity, the Common Stock. As of January 2, 2002, there were 1,043 record holders of the Common Stock.


                          RECOMMENDATION OF THE BOARD:
                           ---------------------------

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT OF THE
CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

         Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information as of February 27, 2002 concerning the ownership of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) each of the directors of the Company, and (iii) all directors and executive officers of the Company as a group:

Name and Address  Amount and Nature of Beneficial Ownership (1)        Percent of Class

Gaines P. Campbell, Jr.                     7,006,034  (2)                              9.3
1341 Birmingham Highway
Chattanooga, TN  37419

Gary Fromm (3)                              0          (4)                              -

All officers and                            0                                           -
directors as a group
(1 person)

(1) Except as reflected below, each of the persons included in the table has sole voting and investment power over the shares respectively owned, subject to the rights of spouses under applicable community property laws.

(2)  These shares are issuable upon exercise of options or warrants.

(3) Mr. Fromm is the current President, CEO and Chairman of American Technologies Group, Inc. The address of this person is c/o American Technologies Group, Inc., P.O. Box 90, Monrovia, CA 91016.

                      OTHER BUSINESS OF THE SPECIAL MEETING

         Management is not aware of any matters to come before the Special Meeting or any postponement or adjournment thereof other than the amendment of the certificate of incorporation. However, inasmuch as matters of which Management is not now aware may come before the meeting or any postponement or adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto, provided that, to the extent the Company becomes aware a reasonable time before the Special Meeting of any matter to come before such meeting, the Company will provide an opportunity to vote by proxy directly on such matter. Upon receipt of such proxies in time for voting, the shares represented thereby will be voted as indicated thereon and as described in this Proxy Statement.

                             ADDITIONAL INFORMATION

         The Company's annual report on Form 10-KSB for the fiscal year ended July 31, 2001 and quarterly report on Form 10-QSB for the quarter ended October 31, 2001 are being delivered to you with this proxy statement. The Company will furnish a copy of any exhibit thereto or other information upon request by a stockholder to Gary Fromm, American Technology Group, Inc., P.O. Box 90, Monrovia, CA 91016, telecopier number (626) 357-6551.



                                              By Order of the Board of Directors

                                                     /s/ Gary Fromm
                                                     Gary Fromm
                                                     Chairmen of the Board and
                                                     Chief Executive Officer

Monrovia, California
o  , 2001

                        AMERICAN TECHNOLOGIES GROUP, INC.

                    Special Meeting of Stockholders - o, 2002

           This Proxy is solicited on behalf of the Board of Directors

         The undersigned stockholder(s) of American Technologies Group, Inc., a Nevada corporation, hereby acknowledge(s) receipt of the Proxy Statement dated ? , 2002, and hereby appoint Gary Fromm, proxies and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of American Technologies Group, Inc., to be held on ?, 2002 at 10:00 a.m., Eastern Standard Time, ?, and at any adjournment or adjournments thereof, and to vote (including cumulatively, if required) all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side:


          PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY
                            IN THE ENCLOSED ENVELOPE


          (Continued, and to be signed and dated, on the reverse side.)

                        AMERICAN TECHNOLOGIES GROUP INC.

                   THE DIRECTORS RECOMMEND A VOTE "FOR" ITEM 1


     Vote on Proposals

                                                                                 For      Against      Abstain
     1.  Proposal to approve the amendment of the Company's certificate of incorporation to increase the authorized number of shares of Common
         Stock to 1,000,000,000.


     2. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.


     The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no directions are made, this proxy will be voted FOR Items 1 and 2. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.


     _______________________                                Date:__________
     Signature

     _______________________                                Date:__________
     Signature (Joint Owners)

EXHIBIT A


                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                        AMERICAN TECHNOLOGIES GROUP, INC.

     American Technology Group, Inc. (the "Corporation") a corporation organized and existing under and by virtue of the General Corporation Law of the State of Nevada, DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of the Corporation, in lieu of meeting by consent, adopted the following resolution:

                  RESOLVED that the Board of Directors hereby declares it advisable and in the best interest of the Corporation that
                  Article IV of the Certificate of Incorporation be amended to read as follows:

                  Capital Stock. The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other annual rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

                  The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class           Par Value    Authorized Shares
Common          $0.001       1,000,000,000
Preferred       $0.001          50,000,000
                             -------------
Totals:                      1,050,000,000

         RESOLVED, that the appropriate corporate officers be, and each of them with full authority to act without the others hereby is, authorized and directed for and on behalf of the Corporation to take or cause to be taken any and all actions, to execute and deliver any and all certificates, instructions, requests, or other instruments, and to do any and all things which, in any such officer's judgment, may be necessary or desirable to effect each of the foregoing resolutions and to carry out the purposes thereof, the taking of any such actions, the execution and delivery of any such certificates, instructions, requests, or instruments, or the doing of any such things to be conclusive evidence of their necessity or desirability.

         SECOND: That the aforesaid amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent given in accordance with the provisions of the Nevada General Corporation Law.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed this oth day of o 2002.



                                                  By:___________________________
                                                  Name: Gary Fromm
                                                  Title: Chief Executive Officer